HAWKINS, INC.

Power of Attorney

The undersigned director of Hawkins, Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Patrick H. Hawkins and Jeffrey P. Oldenkamp, and either of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended March 31, 2024 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date set forth below.

/s/ James A. Faulconbridge
James A. Faulconbridge
April 24, 2024

HAWKINS, INC.

Power of Attorney

The undersigned director of Hawkins, Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Patrick H. Hawkins and Jeffrey P. Oldenkamp, and either of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended March 31, 2024 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date set forth below.

/s/ Mary J. Schumacher
Mary J. Schumacher
April 24, 2024

HAWKINS, INC.

Power of Attorney

The undersigned director of Hawkins, Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Patrick H. Hawkins and Jeffrey P. Oldenkamp, and either of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended March 31, 2024 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date set forth below.

/s/ Jeffrey E. Spethmann
Jeffrey E. Spethmann
April 24, 2024

HAWKINS, INC.

Power of Attorney

The undersigned director of Hawkins, Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Patrick H. Hawkins and Jeffrey P. Oldenkamp, and either of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended March 31, 2024 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date set forth below.

/s/ Daniel J. Stauber
Daniel J. Stauber
April 24, 2024

HAWKINS, INC.

Power of Attorney

The undersigned director of Hawkins, Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Patrick H. Hawkins and Jeffrey P. Oldenkamp, and either of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended March 31, 2024 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date set forth below.

/s/ Yi “Faith” Tang
Yi “Faith” Tang
April 24, 2024

HAWKINS, INC.

Power of Attorney

The undersigned director of Hawkins, Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Patrick H. Hawkins and Jeffrey P. Oldenkamp, and either of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended March 31, 2024 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date set forth below.

/s/ James T. Thompson
James Thompson
April 24, 2024

HAWKINS, INC.

Power of Attorney

The undersigned director of Hawkins, Inc., a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Patrick H. Hawkins and Jeffrey P. Oldenkamp, and either of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended March 31, 2024 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date set forth below.

/s/ Jeffrey L. Wright
Jeffrey L. Wright
April 24, 2024